STEIN ROE YOUNG INVESTOR FUND

                       Semiannual Report o march 31, 2002





[LOGO: STEIN ROE MUTUAL FUNDS]

                                  DID YOU KNOW?

STEIN ROE YOUNG INVESTOR FUND NOW HAS TWO NEWSLETTERS!

DOLLAR DIGEST IS FOR YOUNG INVESTORS 12 AND UNDER.

IT'S YOUR MONEY IS FOR YOUNG INVESTORS 13 AND UP.

YOU WILL FIND ONE OF THESE NEWSLETTERS IN THE BACK OF THIS REPORT. WE'VE DETERMINED THE NEWSLETTER YOU GET BY ANY AGE RECORDS ON YOUR ACCOUNT. IF YOU WOULD LIKE TO CHANGE YOUR NEWSLETTER SELECTION, PLEASE CALL A SHAREHOLDER REPRESENTATIVE AT 800-338-2550.




Table of Contents

To Our Shareholders .........................     1

Portfolio Managers' Report ..................     2

Performance .................................     4

Investment Portfolio ........................     6

Financial Statements ........................     8

Notes to Financial Statements ...............    12

Financial Highlights ........................    15

TO OUR SHAREHOLDERS


[PHOTO OF: Keith T. Banks]


Dear Shareholder:

The following report brings you important news on the economy and the stock market. Do you want to know how this news affected Stein Roe Young Investor Fund? Keep reading. You'll also learn about stocks that portfolio managers Dave Brady and Erik Gustafson bought and sold for the fund--and why they made these changes.

Overall, the news for stocks was positive. During the last six months, the US economy picked up steam. This was partly because of lower interest rates--which made it easier for people to borrow money for houses, cars, and other expensive purchases. Lower interest rates also made it easier for companies to get the loans they need to buy materials and expand their businesses. A cut in income taxes, tax rebates, and cheaper costs for gasoline and other forms of energy helped the economy grow, too.

As the economic picture brightened, investors expected companies to earn more money--which helped stock prices rise. Over the six months from October 1, 2001 through March 31, 2002, the Standard & Poor's 500 Index had a total return (price gains plus dividends) of 10.99%. During the same time, the stocks of small and medium-size companies also did well. The Standard & Poor's Smallcap 600 Index, a measure of performance for the stocks of small companies, had a total return of 29.11%, and stocks of medium-sized companies in the Standard & Poor's Midcap 400 Index had a total return of 25.90%.

You may remember that stock prices had been falling before this reporting period began. Investors had been worried about the economy--especially after the terrorist attacks of September 11. By the end of the reporting period, however, the Standard & Poor's 500 Index had earned a total return of 6% since September
10. So here's an important investment lesson: When stock prices drop, they may bounce back relatively quickly if the long-term conditions that made them good investments in the first place remain the same. If you stick with your investments, you can be in good shape when the market improves.

As usual, we held onto most of the stocks in Stein Roe Young Investor Fund during the reporting period. We continued to focus on stocks of what we believe to be high-quality companies that we think can increase their sales and earnings over the long term. Because we expected the economy to recover, we gave extra attention to stocks of companies that tend to do especially well in a recovery.

If you have any questions about this report or need additional information about the fund, please contact a shareholder service representative at 800-338-2550. You can also visit us online at www.steinroe.com.



Sincerely,


/s/ Keith T. Banks


Keith T. Banks
President
Stein Roe Mutual Funds


Economic and market conditions frequently change. There can be no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGERS' REPORT

[PHOTO OF: Mr. Brady]

[PHOTO OF: Mr Gustufson]

Mr. Brady and Mr. Gustafson, senior vice presidents of Stein Roe and Farnham Incorporated, have been portfolio managers of the fund since 1995.

HOW DID THE FUND DO DURING THE SIX-MONTH REPORTING PERIOD?

For the six months that ended on March 31, 2002, the fund had a positive total return of 14.02%. Over the same time, the S&P 500 Index had a total return of 10.99%.



--------------------------------------------------------------------------------
[text inset]:

                                  DID YOU KNOW?
   The Standard & Poor's 500 Index (S&P 500 Index) is one of the most popular measures of how US stocks are doing. The index is made up of stocks for 500 top US companies from a wide range of industries. The total return for the index quoted here includes the price changes for these 500 stocks, plus any dividends the companies have paid. Of course, Stein Roe Young Investor Fund does not own all of the stocks in the index.
--------------------------------------------------------------------------------


As the economy became healthier, many investors began to buy stocks of companies whose sales usually improve along with the economy. Like you, other "consumers" tend to spend more on luxuries like toys, vacations, or the movies when they have extra money. Businesses tend to act this way, too. Companies that benefit from this extra spending often do better as the economy recovers than companies that make food or other "necessities." Over the last six months, the fund earned higher returns by investing in companies that we believe can grow the most in a healthy economy.


WHICH OF THE FUND'S INVESTMENTS HAD SOME OF THE BEST GAINS?

Some of the best consumer stocks in the fund were Mattel (the toy maker), Hispanic Broadcasting (which owns Spanish-speaking radio stations), and Viacom (an entertainment company that owns networks like Nickelodeon, MTV, and CBS).1

Stocks of financial companies also helped the fund's returns. A good example is Goldman Sachs, a firm that helps other companies sell their stock to the public had a total return of about 27%. Other top performers included technology stocks like Maxim Integrated Products (with a total return of 59%), a company that makes computer chips that can detect changes in temperature, sounds, and other environmental signals. There were also strong returns from health care stocks like Johnson & Johnson, with a total return of about 18% -- a maker of products like Band-Aids, as well as different kinds of drugs.

The good returns from stocks like these helped to reduce the effect of poor returns from other stocks in the portfolio. Most of these were stocks of utility companies. Besides a mild winter, which lowered the demand for energy, utility stocks like Calpine were hurt after Enron Corporation (which the fund held early in the reporting period) went bankrupt at the end of 2001.


--------------------------------------------------------------------------------
[text inset]:

                                  DID YOU KNOW?
   Spending by consumers makes up about two thirds of US economic activity, so it is quite important to our country's economic health. Even though the economy has been weak over the past year, and more people were unemployed, spending by consumers remained pretty healthy. Consumer spending will continue to be important as the economy recovers.
--------------------------------------------------------------------------------

DID YOU MAKE ANY CHANGES TO THE FUND?

Besides selling all our shares of Enron and reducing our shares of Duke Energy, we sold some of the fund's financial stocks. When the economy begins to recover, interest rates can rise. Higher interest rates eat away at what financial companies earn and can send their stock prices down.

With money from the stocks we sold, we bought more shares of companies that we expect to do well as the economy recovers. Many of these were medium-sized companies like USA Education (which makes loans to college students), Tiffany & Co. (the jewelry store chain), Providian Financial (a credit card firm), and Southwest Airlines.

In looking for stocks of companies that we expect to grow strongly, we also changed some of the fund's technology and telecommunications holdings. By selling stocks of companies like Apple Computer, we were able to buy shares of Dell Computer and Bell South (a telephone company). In addition, we bought shares of Fiserv, which writes computer software that helps banks and other financial firms keep track of information on their customers.



--------------------------------------------------------------------------------
[text inset]:

                                  DID YOU KNOW?
   During 2001, as the US economy entered a recession, the Federal Reserve cut interest rates for short-term loans 11 times. The total cut in interest rates, which was 4.75 percentage points, was the largest in history for a 12-month period. With lower rates on all kinds of loans, consumers and businesses have been spending more money. As the economy recovers, this extra spending may raise prices on the things we buy. If this happens, the Fed may push interest rates higher to keep price "inflation" under control.
--------------------------------------------------------------------------------


WHAT DO YOU THINK WILL HAPPEN NEXT?

Overall, the US economy is in much better shape than it was six months ago. Inflation and interest rates are low. The inventories of products that companies have to sell have fallen, too, and companies are increasing production. In addition, taxes are even lower than they were last year. These conditions should help businesses and consumers spend more money in 2002. As greater spending helps companies earn more, we believe that stock prices should continue to rise.

In the months ahead, we expect to continue investing in large companies that should do well as the economy recovers. We also plan to hold stocks of certain small and medium-sized firms whose earnings can grow along with the economy.


An investment in the fund offers the potential for long-term growth but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Because the portfolio is actively managed, there can be no guarantee that the fund will continue to maintain the holdings described in this report.

1 Holdings named in this report comprise the following percentages of net assets of the SR&F Growth Investor Portfolio, as of March 31, 2002: Mattel (3.4%), Hispanic Broadcasting (2.6%), Viacom (1.9%), Goldman Sachs (2.7%), Maxim Integrated Products (2.2%), Johnson & Johnson (5.2%), Calpine (0.8%), Duke Energy (0.9%), USA Education (0.8%), Tiffany & Co. (0.7%), Providian Financial (0.4%), Southwest Airlines (1.1%), Dell Computer (0.8%), BellSouth (0.7%), and Fiserv (0.9%).

PERFORMANCE

TOP 10 HOLDINGS AS OF 3/31/02 (%)

Johnson & Johnson                                    5.2
Citigroup                                            4.0
Walgreen                                             3.9
Microsoft                                            3.4
Mattel                                               3.4
Wyeth                                                3.3
Safeway                                              3.2
Kinder Morgan                                        3.2
Wells Fargo                                          3.0
Household International                              2.9

Holdings are calculated as a percentage of net assets in SR&F Growth Investor Portfolio. Since the portfolio is actively managed, there can be no guarantee the Portfolio will continue to maintain these holdings.





ECONOMIC SECTOR BREAKDOWN AS OF 3/31/02


                                                  (%) of
                                                 Net asset
Financials                                          21.4
Consumer discretionary                              20.6
Information technology                              15.9
Health care                                         12.5
Consumer staples                                     7.1
Industrials                                          6.4
Unclassified/Other                                   5.0
Utilities                                            4.9
Materials                                            3.9
Energy                                               1.6
Telecommunication services                           0.7

Sector breakdowns are calculated as a percentage of the net assets in SR&F Growth Investor Portfolio. Since the Portfolio is actively managed, there can be no guarantee that the Portfolio will continue to maintain this breakdown of these holdings in the future.



WHAT DO THE NUMBERS MEAN?

The AVERAGE ANNUAL TOTAL RETURN is given for periods greater than a year (for instance, the "five-year" and "since inception" returns in the chart.) This percentage represents the average yearly return for the time period specified.


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/02 (%)


                                                                                           SINCE
                                      6-MONTH                                             INCEPTION
                                   (CUMULATIVE)         1-YEAR            5-YEAR          (4/29/94)

   Young Investor Fund                 14.02             -9.90              7.68            13.85
   S&P 500 Index                       10.99              0.24             10.18            14.55



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares.
Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursements arrangements, performance results would have been lower. The S&P
500 Index is an unmanaged group of stocks that differ in composition from the fund and is not available for direct investment. The fund began operations on April 29, 1994. Benchmark information is from April 30, 1994. Stein Roe Young
Investor Fund invests all of its investable assets in SR&FGrowth Investor
Portfolio, which has the same investment objectives and substantially the same investment policies as the fund. The Fund invests all of its assets in SR&FGrowth Investor Portfolio (the "Portfolio") as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks believed to have long-term growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of companies that the Fund's advisor believes affect the lives of children or teenagers. The Portfolio's investments are diversified among various industries and market sectors. The
Portfolio seeks to invest in companies that produce products or provide services that the advisor believes children or teenagers use, are aware of, or have an interest in. These companies may include, but are not limited to, computer hardware or software manufacturers, Internet service providers and companies in the apparel, entertainment, retail, financial services and personal care products industries. The Portfolio may invest in companies of any size, including smaller emerging companies. The Portfolio may invest up to 25% of its assets in foreign stocks.


PERFORMANCE


Value of a $10,000 investment 4/29/94 - 3/31/02


[LINE CHART DATA]:

         Young
         Investor
         Fund     S&P 500

4/94     $10,000  $10,000
          10,040   10,163
           9,700    9,914
           9,860   10,239
          10,299   10,658
          10,240   10,398
          10,660   10,631
          10,450   10,244
          10,738   10,395
          10,779   10,665
          11,031   11,080
3/95      11,414   11,406
          11,545   11,742
          11,737   12,210
          12,724   12,494
          13,490   12,907
          13,661   12,939
          14,396   13,485
          14,104   13,437
          14,909   14,025
          15,010   14,296
          15,597   14,782
          15,806   14,920
3/96      16,465   15,063
          17,575   15,284
          18,422   15,677
          18,778   15,737
          17,533   15,041
          18,318   15,358
          19,511   16,222
          19,782   16,669
          20,558   17,928
          20,278   17,573
          21,221   18,669
          20,669   18,817
3/97      19,293   18,045
          20,159   19,121
          21,719   20,289
          22,759   21,192
          24,341   22,877
          23,506   21,596
          24,656   22,777
          23,941   22,016
          24,537   23,036
          25,607   23,432
          25,760   23,690
          27,826   25,398
3/98      28,903   26,698
          29,233   26,970
          28,233   26,506
          29,848   27,583
          28,869   27,290
          23,514   23,347
          24,932   24,843
          26,647   26,861
          28,219   28,488
          30,124   30,129
          31,522   31,389
          30,406   30,412
3/99      32,783   31,629
          33,616   32,853
          32,456   32,078
          34,044   33,852
          32,243   32,799
          31,588   32,635
          30,890   31,741
          33,435   33,750
          35,552   34,435
          39,665   36,460
          38,745   34,629
          42,294   33,975
3/00      43,546   37,298
          39,953   36,175
          36,266   35,433
          39,620   36,305
          38,970   35,739
          42,871   37,958
          40,869   35,954
          39,516   35,803
          34,557   32,982
          35,680   33,143
          37,443   34,320
          33,590   31,193
3/01      30,993   29,219
          33,932   31,486
          33,721   31,697
          32,480   30,927
          30,353   30,624
          28,304   28,710
          24,492   26,393
          25,327   26,897
          27,586   28,960
          27,834   29,215
          27,077   28,788
          26,359   28,233
3/02      27,935   29,294



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US Stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Benchmark performance is from April 30, 1994.

SR&FGROWTH INVESTOR PORTFOLIO

INVESTMENT PORTFOLIO
MARCH 31, 2002 (UNAUDITED)


COMMON STOCKS--95.0%                    Shares          Value
-------------------------------------------------------------

CONSUMER DISCRETIONARY -- 20.6%
Automobiles & Components -- 1.2%
   Auto Parts & Equipment -- 1.2%
Gentex Corp. (a)                       400,000   $ 11,852,000
                                                 ------------

Consumer Durables & Apparel -- 3.4%
   Leisure Products -- 3.4%
Mattel, Inc.                         1,600,000     33,344,000
                                                 ------------

Hotels, Restaurants & Leisure -- 3.0%
   Leisure Facilities -- 0.8%
Cedar Fair, L.P.                       315,000      7,487,550
                                                 ------------

   Restaurants -- 2.2%
McDonald's Corp.                       800,000     22,200,000
                                                 ------------

Media-- 10.1%
   Broadcasting & Cable -- 5.4%
EchoStar Communications
   Corp., Class A (a)                  200,000      5,664,000
Hispanic Broadcasting Corp. (a)        900,000     26,208,000
Liberty Media Corp. - Class A (a)    1,700,000     21,488,000
                                                 ------------
                                                   53,360,000
                                                 ------------

   Movies & Entertainment -- 4.7%
AOL Time Warner, Inc. (a)              600,000     14,190,000
The Walt Disney Co.                    600,000     13,848,000
Viacom, Inc., Class B (a)              400,000     19,348,000
                                                 ------------
                                                   47,386,000
                                                 ------------

Retailing -- 2.9%
   Apparel Retail -- 1.1%
The Gap, Inc.                          750,000     11,280,000
                                                 ------------

   Department Stores -- 1.1%
Kohl's Corp. (a)                       150,000     10,672,500
                                                 ------------

   Specialty Stores -- 0.7%
Tiffany & Co.                          200,000      7,110,000
                                                 ------------

-------------------------------------------------------------
CONSUMER STAPLES -- 7.1%
Food & Drug Retailing -- 7.1%
   Drug Retail -- 3.9%
Walgreen Co.                        1,000, 000     39,190,000
                                                 ------------

   Food Retail -- 3.2%
Safeway, Inc. (a)                      700,000     31,514,000
                                                 ------------



                                        Shares          Value
-------------------------------------------------------------

ENERGY -- 1.6%
   Oil & Gas Drilling -- 1.6%
GlobalSantaFe Corp.                    500,000   $ 16,350,000
                                                 ------------

-------------------------------------------------------------
FINANCIALS -- 21.4%
Banks -- 4.8%
Texas Regional Bancshares,
   Inc., Class A                       412,500     18,009,750
Wells Fargo & Co.                      600,000     29,640,000
                                                 ------------
                                                   47,649,750
                                                 ------------
Diversified Financials -- 15.0%
   Consumer Finance -- 5.2%
Household International,
   Inc.                                500,000     28,400,000
MBNA Corp.                             500,000     19,285,000
Providian Financial Corp.              500,000      3,775,000
                                                 ------------
                                                   51,460,000
                                                 ------------

   Diversified Financial Services -- 7.5%
Citigroup, Inc.                        800,000     39,616,000
The Goldman Sachs Group, Inc.          300,000     27,075,000
USA Education, Inc.                     80,000      7,824,000
                                                 ------------
                                                   74,515,000
                                                 ------------

   Multi-Sector Holdings -- 2.3%
S&P 500 Depositary Receipt             200,000     22,904,000
                                                 ------------

Insurance -- 1.6%
   Life & Health Insurance -- 1.6%
AFLAC, Inc.                            550,000     16,225,000
                                                 ------------

-------------------------------------------------------------
HEALTH CARE -- 12.5%
Health Care Equipment & Services -- 2.1%
   Health Care Equipment -- 2.1%
Baxter International, Inc.             350,000     20,832,000
                                                 ------------

Pharmaceuticals & Biotechnology -- 10.4%
   Biotechnology -- 1.9%
Genentech, Inc. (a)                    375,000     18,918,750
                                                 ------------

   Pharmaceuticals -- 8.5%
Johnson & Johnson                      800,000     51,960,000
Wyeth                                  500,000     32,825,000
                                                 ------------
                                                   84,785,000
                                                 ------------



See notes to Investment Portfolio.

SR&FGROWTH INVESTOR PORTFOLIO



COMMON STOCKS--(Continued)              Shares          Value
-------------------------------------------------------------

INDUSTRIALS -- 6.4%
Capital Goods -- 2.6%
   Industrial Conglomerates -- 2.6%
General Electric Co.                   700,000  $  26,215,000
                                                 ------------

Commercial Services & Supplies -- 2.7%
   Data Processing Services -- 2.4%
Fiserv, Inc. (a)                       200,000      9,198,000
Paychex, Inc.                          375,000     14,887,500
                                                 ------------
                                                   24,085,500
                                                 ------------

   Diversified Commercial Services -- 0.3%
Exult, Inc. (a)                        292,500      3,191,175
                                                 ------------

Transportation -- 1.1%
   Airline -- 1.1%
Southwest Airlines Co.                 550,000     10,642,500
                                                 ------------

-------------------------------------------------------------
INFORMATION TECHNOLOGY -- 15.9%
Software & Services -- 8.4%
   Application Software -- 4.0%
BEA Systems, Inc. (a)                  500,000      6,855,000
Intuit, Inc. (a)                       550,000     21,098,000
Rational Software Corp. (a)            750,000     11,872,500
                                                 ------------
                                                   39,825,500
                                                 ------------

   Systems Software -- 4.4%
Microsoft Corp. (a)                    560,000     33,773,600
VERITAS Software Corp. (a)             225,000      9,861,750
                                                 ------------
                                                   43,635,350
                                                 ------------

Technology Hardware & Equipment -- 7.5%
   Computer Hardware -- 0.8%
Dell Computer Corp. (a)                300,000      7,833,000
                                                 ------------

   Computer Storage & Peripherals -- 1.4%
EMC Corp.                              350,000      4,172,000
Network Appliance, Inc. (a)            500,000     10,190,000
                                                 ------------
                                                   14,362,000
                                                 ------------

   Networking Equipment -- 1.3%
Cisco Systems, Inc. (a)                750,000     12,697,500
                                                 ------------

   Semiconductors -- 2.2%
Maxim Integrated Products,
   Inc. (a)                            385,000     21,448,350
                                                 ------------




                                        Shares          Value
-------------------------------------------------------------

   Telecommunications Equipment -- 1.8%
Corning, Inc.                          400,000  $   3,048,000
Nokia Oyj, ADR                         500,000     10,370,000
Scientific-Atlanta, Inc.               200,000      4,620,000
                                                 ------------
                                                   18,038,000
                                                 ------------

-------------------------------------------------------------
MATERIALS -- 3.9%
Chemicals -- 1.6%
   Specialty Chemicals -- 1.6%
Minerals Technologies, Inc.            300,000     15,741,000
                                                 ------------

Metals & Mining -- 2.3%
   Aluminum -- 2.3%
Alcoa, Inc.                            600,000     22,644,000
                                                 ------------

-------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.7%
Diversified Telecommunication Services -- 0.7%
   Integrated Telecommunication Services -- 0.7%
BellSouth Corp.                        200,000      7,372,000
                                                 ------------

-------------------------------------------------------------
UTILITIES -- 4.9%
Electric Utilities -- 1.7%
Calpine Corp. (a)                      620,000      7,874,000
Duke Energy Corp.                      250,000      9,450,000
                                                 ------------
                                                   17,324,000
                                                 ------------
Gas Utilities -- 3.2%
Kinder Morgan, Inc.                    650,000     31,479,500
                                                 ------------
TOTAL COMMON STOCKS
   (cost of $822,900,971)                         945,569,925
                                                 ------------

Short-Term Obligations -- 5.2%          Par
-------------------------------------------------------------
COMMERCIAL PAPER -- 5.2%
Amsteel Funding, 1.880% (b)
   04/01/02                         $9,000,000      9,000,000
UBS Financial, 1.850% (b)
   04/01/02                         42,375,000     42,375,000
                                                 ------------
Total Short-Term Obligations
   (cost of $51,375,000)                           51,375,000
                                                 ------------
TOTAL INVESTMENTS -- 100.2%
   (cost of $874,275,971)(c)                      996,944,925
                                                 ------------
OTHER ASSETS & LIABILITIES, NET -- (0.2)%          (1,967,084)
-------------------------------------------------------------
Net Assets -- 100.0%                            $ 994,977,841
                                                =============
Notes to Investment Portfolio:
(a) Non-income producing.
(b) Rate represents yield at time of purchase.
(c) Cost for both financial statement and federal income tax purposes is the same.

      Acronym                        Name
      -------                        ----
        ADR               American Depositary Receipt



See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)


ASSETS:
Investments, at cost                            $ 874,275,971
                                                -------------
Investments, at value                           $ 996,944,925
Cash                                                    3,254
Receivable for:
   Investments sold                                 1,705,575
   Dividends                                          549,779
Deferred Trustees' compensation plan                      324
Other assets                                              697
                                                -------------
     Total Assets                                 999,204,554
                                                -------------

LIABILITIES:
Payable for:
   Investments purchased                            3,731,460
   Management fee                                     492,221
   Transfer agent fee                                     496
   Bookkeeping fee                                        911
   Trustees' fee                                        1,011
Deferred Trustees' fee                                    324
Other liabilities                                         290
                                                -------------
     Total Liabilities                              4,226,713
                                                -------------
   NET ASSETS APPLICABLE TO INVESTORS'
     BENEFICIAL INTEREST                        $ 994,977,841
                                                =============



See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


INVESTMENT INCOME:
Dividends                                       $   3,875,684
Interest                                              402,589
                                                -------------
   Total Investment Income                          4,278,273
                                                -------------

EXPENSES:
Management fee                                      2,789,295
Bookkeeping fee                                         5,060
Transfer agent fee                                      2,988
Trustees' fee                                           3,280
Other expenses                                         46,820
                                                -------------
   Total Expenses                                   2,847,443
Custody earnings credits                                 (623)
                                                -------------
   Net Expenses                                     2,846,820
                                                -------------
Net Investment Income                               1,431,453
                                                -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments                  (96,834,415)
Net change in unrealized appreciation/
   depreciation on investments                    222,751,890
                                                -------------
Net Gain                                          125,917,475
                                                -------------
Net Increase in Net Assets
   from Operations                              $ 127,348,928
                                                -------------







STATEMENT OF CHANGES IN NET ASSETS


                              (UNAUDITED)
                              SIX MONTHS
                                 ENDED          YEAR ENDED
INCREASE (DECREASE)            MARCH 31,       SEPTEMBER 30,
IN NET ASSETS:                   2002              2001
-------------------------------------------------------------
OPERATIONS:
Net investment income       $     1,431,453   $     3,314,702
Net realized loss on
   investments                  (96,834,415)      (48,061,846)
Net change in unrealized
   appreciation/
   depreciation on
   investments                  222,751,890      (530,065,309)
                            ---------------   ---------------
Net Increase
   (Decrease) from
   Operations                   127,348,928      (574,812,453)
                            ---------------   ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
   Contributions                 25,946,662       333,075,715
   Withdrawals                  (39,134,898)     (322,689,672)
                            ---------------   ---------------
Net Increase (Decrease)
   from Transactions
   in Investors'
   Beneficial Interest          (13,188,236)       10,386,043
                            ---------------   ---------------
Total Increase
   (Decrease) in
   Net Assets                   114,160,692      (564,426,410)

NET ASSETS:
Beginning of period             880,817,149     1,445,243,559
                            ---------------   ---------------
End of period               $   994,977,841   $   880,817,149
                            ===============   ===============


See notes to financial statements.

STEIN ROE YOUNG INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

ASSETS:
Investments in Portfolio, at value              $ 843,299,817
Receivable for:
   Fund shares sold                                   101,126
Deferred Trustees' compensation plan                    3,040
                                                -------------
     Total Assets                                 843,403,983
                                                -------------

LIABILITIES:
Payable for:
   Fund shares repurchased                            310,274
   Administration fee                                 129,469
   Transfer agent fee                                  77,011
   Bookkeeping fee                                     21,777
   Trustees' fee                                        1,522
Deferred Trustees' fee                                  3,040
Other liabilities                                     126,503
                                                -------------
        Total Liabilities                             669,596
                                                -------------
NET ASSETS                                      $ 842,734,387
                                                =============

COMPOSITION OF NET ASSETS:
Paid-in capital                                 $ 871,796,652
Accumulated net investment loss
   allocated from Portfolio                        (2,365,125)
Accumulated net realized loss
   allocated from Portfolio                      (131,927,519)
Net unrealized appreciation
   allocated from Portfolio                       105,230,379
                                                -------------
NET ASSETS                                      $ 842,734,387
                                                =============

Shares outstanding
   (unlimited number authorized)                   39,400,185
                                                =============
Net asset value per share                       $       21.39
                                                =============



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
MARCH 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends allocated from Portfolio               $  3,287,006
Interest allocated from Portfolio                     341,380
                                                 ------------
   Total Investment Income                          3,628,386
                                                 ------------

EXPENSES:
Expenses allocated from Portfolio                   2,414,138
Administration fee                                    740,832
Bookkeeping fee                                       147,570
Transfer agent fee                                  2,456,952
Trustees' fee                                           9,134
Other expenses                                        224,885
                                                 ------------
   Total Expenses                                   5,993,511
                                                 ------------
Net Investment Loss                                (2,365,125)
                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS ALLOCATED FROM PORTFOLIO:
Net realized loss on investments
   allocated from Portfolio                       (77,015,396)
Net change in unrealized
   appreciation/depreciation allocated
   from Portfolio                                 183,869,131
                                                 ------------
Net Gain                                          106,853,735
                                                 ------------

Net Increase in Net Assets
   from Operations                               $104,488,610
                                                 ------------



See notes to financial statements.

STEIN ROE YOUNG INVESTOR FUND

STATEMENT OF CHANGES IN NET ASSETS


                              (Unaudited)
                              Six Months
                                 Ended          Year Ended
Increase (Decrease)            March 31,       September 30,
in Net Assets:                   2002              2001
-------------------------------------------------------------

OPERATIONS:
Net investment loss         $    (2,365,125)  $    (4,097,100)
Net realized loss on
   investments allocated
   from Portfolio               (77,015,396)      (23,210,349)
Net change in unrealized
   appreciation/depreciation
   on investments allocated
   from Portfolio               183,869,131      (467,364,862)
                            ---------------   ---------------
Net Increase (Decrease)
   from Operations              104,488,610      (494,672,311)
                            ---------------   ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
   capital gains                         --      (106,210,489)
In excess of net
   realized  capital
   gains                                 --       (30,446,938)
                            ---------------   ---------------
Total Distributions
   Declared
   to Shareholders                       --      (136,657,427)
                            ---------------   ---------------

SHARE TRANSACTIONS:
   Subscriptions                 43,257,616       257,238,730
   Distributions reinvested              --       135,423,719
   Redemptions                  (51,709,883)     (230,443,570)
                            ---------------   ---------------
Net Increase (Decrease)
   from Share Transactions       (8,452,267)      162,218,879
                            ---------------   ---------------

Total Increase (Decrease)
   in Net Assets                 96,036,343      (469,110,859)

NET ASSETS:
Beginning of period             746,698,044     1,215,808,903
                            ---------------   ---------------
End of period               $   842,734,387   $   746,698,044
                            ===============   ===============





                              (Unaudited)
                              Six Months
                                 Ended          Year Ended
Increase (Decrease)            March 31,       September 30,
in Net Assets:                   2002              2001
-------------------------------------------------------------

CHANGES IN SHARES:
Subscriptions                     2,084,515         9,241,675
Issued for distributions
   reinvested                            --         4,988,467
Redemptions                      (2,485,951)       (8,267,403)
                            ---------------   ---------------
Net Increase
   (Decrease)                      (401,436)        5,962,739
                            ---------------   ---------------





See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


MARCH 31, 2002 (UNAUDITED)



NOTE 1. ACCOUNTING POLICIES

Organization:

Stein Roe Young Investor Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term growth by investing primarily in common stocks and other equity-type securities that are believed to have long-term growth potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

The Portfolio is a series of SR&F Base Trust, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts common law trust under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 2002, Stein Roe Young Investor Fund owned 84.8% of the Portfolio.

The financial statements for the Portfolio are included elsewhere in this report. The Fund records daily its proportionate share of the Portfolio's income, expenses, and realized and unrealized gains (losses). In addition, the Fund accrues its own expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and the Portfolio in the preparation of the financial statements.


Security Valuation and Transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal Income Taxes:

No provision is made for federal income taxes since (a) the Fund intends to continue to qualify as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains.

Additionally, $54,907,426 of net capital losses attributable to security transactions incurred after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's current taxable year.


Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.


Other:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.


NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

Management Fee:

Stein Roe & Farnham Incorporated (the "Advisor") is the investment Advisor of the Portfolio and receives a monthly fee as follows:

          Average Daily
            Net Assets                    Annual Fee Rate
            ----------                    ---------------
        First $500 million                     0.60%
        Next $500 million                      0.55%
        Over $1 billion                        0.50%

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio. The Fund had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.


Administration Fee:

The Advisor also provides accounting and other services to the Fund for a monthly fee paid by the Fund as follows:

        Average Daily Net Assets          Annual Fee Rate
        ------------------------          ---------------
        First $500 million                     0.200%
        Next $500 million                      0.150%
        Over $1 billion                        0.125%


Bookkeeping Fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.


Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.


Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Portfolio has an agreement with its custodian bank under which $623 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.



NOTE 3. PORTFOLIO INFORMATION

Investment Activity:

For the six months ended March 31, 2002, the Portfolio's purchases and sales of investments, other than short-term obligations, were $118,016,495 and $161,334,355, respectively.

Unrealized appreciation (depreciation) at March 31, 2002 based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                $227,182,384
Gross unrealized depreciation                (104,513,430)
                                             ------------
Net unrealized appreciation                  $122,668,954
                                             ============

Other:

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.


NOTE 4. LINE OF CREDIT

The Trust and SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. During the six months ended March 31, 2002, the Fund had no borrowings under the agreement.


NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the six months ended March 31, 2002, the Portfolio used AlphaTrade Inc., a wholly-owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade, Inc. during the six months were $4,280.


SR&F GROWTH INVESTOR PORTFOLIO

FINANCIAL HIGHLIGHTS

                                (UNAUDITED)
                                 SIX MONTHS
                                      ENDED                     YEAR ENDED SEPTEMBER 30,                       PERIOD ENDED
                                  MARCH 31,      ----------------------------------------------------------   SEPTEMBER 30,
RATIOS TO AVERAGE NET ASSETS:          2002            2001            2000            1999            1998        1997 (a)
-----------------------------    ----------      ----------       ---------       ---------       ---------       ---------
Expenses (b)                          0.59%(c)        0.58%           0.57%           0.59%           0.62%           0.63%(c)
Net investment income (b)             0.30%(c)        0.28%           0.06%           0.25%           0.42%           0.54%(c)
Portfolio turnover rate                 13%(d)          23%             72%             45%             45%             38%



(a) From commencement of operations on February 3, 1997.
(b) The benefits derived from custody credits, if applicable, had no impact.
(c) Annualized.
(d) Not annualized.


STEIN ROE YOUNG INVESTOR FUND


FINANCIAL HIGHLIGHTS



Selected data for a share outstanding throughout each period is as follows:
                                (UNAUDITED)
                                 SIX MONTHS
                                      ENDED                                 YEAR ENDED SEPTEMBER 30,
                                  MARCH 31,      --------------------------------------------------------------------------
                                       2002            2001            2000            1999            1998            1997
                                 ----------      ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE,
   BEGINNING OF PERIOD           $    18.76      $    35.93      $    27.42      $    22.68      $    22.75      $    18.64
                                 ----------      ----------      ----------      ----------      ----------      ----------

INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss (a)               (0.06)          (0.11)          (0.15)          (0.10)          (0.06)          (0.04)
Net realized and unrealized gain
   (loss) on investments               2.69          (13.05)           8.98            5.44            0.31            4.79
                                 ----------      ----------      ----------      ----------      ----------      ----------
   Total from Investment
      Operations                       2.63          (13.16)           8.83            5.34            0.25            4.75
                                 ----------      ----------      ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income               --              --              --              --              --           (0.02)
From net realized gains                  --           (3.12)          (0.32)          (0.60)          (0.32)          (0.62)
In excess of net realized gains          --           (0.89)             --              --              --              --
                                 ----------      ----------      ----------      ----------      ----------      ----------
   Total Distributions Declared
      to Shareholders                    --           (4.01)          (0.32)          (0.60)          (0.32)          (0.64)
                                 ----------      ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD   $    21.39      $    18.76      $    35.93      $    27.42      $    22.68      $    22.75
                                 ==========      ==========      ==========      ==========      ==========      ==========
Total return (b)                     14.02%(c)     (40.08)%          32.32%          23.89%           1.14%          26.37%(d)
                                 ==========      ==========      ==========      ==========      ==========      ==========

RATIOS TO AVERAGE NET ASSETS:
Expenses                              1.46%(e)        1.26%           1.08%           1.18%           1.31%           1.43%
Net investment loss                 (0.58)%(e)      (0.41)%         (0.45)%         (0.37)%         (0.28)%         (0.25)%
Waiver/reimbursement                     --              --              --              --              --           0.06%
Portfolio turnover rate                 N/A             N/A             N/A             N/A             N/A             22%(f)
Net assets, end
   of period (000's)             $  842,734      $  746,698      $1,215,809      $  880,574      $  686,024      $  475,506

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Not annualized.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Annualized.
(f) Prior to commencement of operations of the Portfolio.

TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe Young Investor Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081


PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.

Semiannual Report:
Stein Roe Young Investor Fund

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[LOGO: STEIN ROE MUTUAL FUNDS]
ONE FINANCIAL CENTER
BOSTON, MA 02111-2621
800-338-2550


                                    PRSRT STD
                                  U.S. Postage
                                      Paid
                                  Holliston, MA
                                  Permit No. 20


                                                        S14-03/364J-0302 (05/02)
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